WOA All Asset I

Class I Shares (Symbol: WOAIX)

Supplement dated June 23, 2023

to the Fund’s Prospectus and Statement of Additional Information

dated June 29, 2022

Kelso Investment in Pathstone

On May 15, 2023, Kelso & Company (“Kelso”), through various investment vehicles it controls, acquired a minority interest in Pathstone Holdings, LLC, the parent company of Pathstone Family Office, LLC (the “Adviser”), the investment adviser of the Fund (the “Transaction”). As a result of the Transaction, Kelso indirectly owns approximately 38% of Pathstone while existing investor Lovell Minnick Partners now indirectly owns approximately 38% of the Adviser, and Pathstone management collectively owns approximately 24%. The Transaction is not expected to result in any material change in the day-to-day management of the Fund or the Adviser.

Change of Control

The closing of the Transaction resulted in an indirect change of control of the investment adviser to the Fund (the “Change of Control”). Consistent with the requirements of the Investment Company Act of 1940, as amended (the “1940 Act”), the investment advisory agreement between the investment adviser and the Fund (the “Old Advisory Agreement”) contained a provision that the Old Advisory Agreement would terminate automatically in the event of its “assignment” (as defined in the 1940 Act). The Change of Control caused an assignment of the Old Advisory Agreement and resulted in the automatic termination of the Old Advisory Agreement.

Interim Advisory Agreement

Since May 15, 2023 (the “Closing Date”), Pathstone has continued to manage the Fund pursuant to an interim advisory agreement between the Trust, on behalf of the Fund, and the Adviser (the “Interim Advisory Agreement”) approved by the Board of Trustees of Northern Lights Fund Trust II (“NLFT II”) at a meeting on April 18, 2023, that meets the requirements of Rule 15a-4 under the 1940 Act. The Interim Advisory Agreement took effect upon the termination of the Old Advisory Agreement on the Closing Date. Under the Interim Advisory Agreement, the Adviser is permitted to provide investment advisory services to the Fund under the Interim Advisory Agreement for up to 150 days following the Closing Date, and may do so without having received the prior approval of shareholders of the Fund. The terms and conditions of the Interim Advisory Agreement are identical to the terms of the Old Advisory Agreement, except for dates of execution and effectiveness, the term and certain escrow provisions. Fees payable under the Interim Advisory Agreement are no greater than would have been paid under the Old Advisory Agreement. The Interim Advisory Agreement may be terminated prior to the completion of its 150 day term, including in the event that shareholders of the Fund approve a new advisory agreement, as discussed below, which would become effective and replace the Interim Advisory Agreement.

New Investment Advisory Agreement

There will be a special meeting of shareholders, at which the Fund’s shareholders will be asked to consider the approval of a new investment advisory agreement between the investment adviser and the Fund (the “New Advisory Agreement”). The New Advisory Agreement will have identical advisory fees for the Fund and substantially similar terms and conditions to the prior Advisory Agreement. Under the New Advisory Agreement, there will not be any changes to the Fund’s portfolio management teams, investment objective, policies, or principal investment strategies.

If the Fund’s shareholders do not ultimately approve the New Advisory Agreement, the Adviser may no longer be able to serve as the investment adviser for the Fund, and the Board of Trustees of NLFT II will consider what actions may be appropriate for the Fund.

More detailed information about the Change of Control and the proposal to be voted on at the Special Shareholder Meeting will be provided in a forthcoming proxy statement. When you receive your proxy statement, please review it carefully and cast your vote. This Supplement is not a proxy and is not soliciting any proxy, which can only be done by means of a proxy statement.

Please retain this Supplement with your Prospectus and SAI for future reference. These documents are available upon request and without charge by calling the Fund at 1-855-754-7935.